Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On April 29, 2026, the Group entered into a technology purchase agreement pursuant to which the Company agreed to acquire a smart manufacturing platform technology from a third-party seller. The total consideration for the acquisition consists of 6,333,333 Class A ordinary shares of the Company, with an aggregate value of approximately US$3.80 million based on a per share price of US$0.60 (the “Consideration Shares”). On June 26, 2026, the Group completed this acquisition; in connection with the closing, the Company issued an aggregate of 2,916,667 and 3,416,666 Class A ordinary shares on June 5, 2026 and June 26, 2026, respectively as consideration, at an implied price of US$0.60 per share, representing total consideration of approximately US$3.80 million. The acquisition was settled entirely through the issuance of equity instruments, and no cash consideration was paid by the Group.

On May 8, 2026, the Group completed the acquisition of certain software related to an intelligent logistics simulation system pursuant to the software purchase agreement entered into on February 25, 2026. In connection with the closing, the Company issued an aggregate of 3,333,333 Class A ordinary shares as consideration for the acquisition, at an implied price of US$0.60 per share, representing total consideration of approximately US$2.00 million. The acquisition was settled entirely through the issuance of equity instruments, and no cash consideration was paid by the Group.

The Group has performed an evaluation of subsequent events through the date of the consolidated financial statements which were issued, and determined that except for the events disclosed above, no other events that would have required adjustment or disclosure in the consolidated financial statements.